Exhibit 99.1

SolarEdge Announces Second Quarter 2021 Financial Results

MILPITAS, Calif. — August 2, 2021. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the second quarter ended June 30, 2021.

Second Quarter 2021 Highlights

•	Revenues of $480.1 million
•	Revenues from solar segment of $431.5 million
•	GAAP gross margin of 32.5%
•	Non-GAAP gross margin of 33.9%
•	Gross margin from solar segment of 37.4%
•	GAAP net income of $45.1 million
•	Non-GAAP net income of $72.5 million
•	GAAP net diluted earnings per share (“EPS”) of $0.82
•	Non-GAAP net diluted EPS of $1.28
•	1.64 Gigawatts (AC) of inverters shipped

“We are happy to finish the second quarter of 2021 with record revenues in both our solar and non-solar businesses and with continued strong demand for our products in the various geographies and across the different segments,” said Zvi Lando, Chief Executive Officer of SolarEdge. “We are successfully navigating through the challenging supply chain environment while continuing to support our customers’ growth and expansion with new and existing products.”

Second Quarter 2021 Summary

The Company reported revenues of $480.1 million, up 18% from $405.5 million in the prior quarter and up 45% from $331.9 million in the same quarter last year.

Revenues from the solar segment were $431.5 million, up 15% from $376.4 million in the prior quarter and up 39% from $310.1 million in the same quarter last year.

GAAP gross margin was 32.5%, down from 34.5% in the prior quarter and up from 31.0% in the same quarter last year.

Non-GAAP gross margin was 33.9%, down from 36.5% in the prior quarter and up from 32.4% in the same quarter last year.

Gross margin from the solar segment was 37.4%, down from 39.7% in the prior quarter and up from 33.8% in the same quarter last year.

GAAP operating expenses were $100.6 million, up 5% from $95.9 million in the prior quarter and up 38% from $73.0 million in the same quarter last year.

Non-GAAP operating expenses were $81.5 million, up 7% from $76.2 million in the prior quarter and up 33% from $61.1 million in the same quarter last year.

GAAP operating income was $55.6 million, up 26% from $44.1 million in the prior quarter and up 85% from $30.0 million in the same quarter last year.

Non-GAAP operating income was $81.3 million, up 13% from $71.9 million in the prior quarter and up 75% from $46.6 million in the same quarter last year.

GAAP net income was $45.1 million, up 50% from $30.1 million in the prior quarter and up 23% from $36.7 million in the same quarter last year.

Non-GAAP net income was $72.5 million, up 31% from $55.5 million in the prior quarter and up 39% from $52.1 million in the same quarter last year.

GAAP net diluted EPS was $0.82, up from $0.55 in the prior quarter and up from $0.70 in the same quarter last year.

Non-GAAP net diluted EPS was $1.28, up from $0.98 in the prior quarter and up from $0.97 in the same quarter last year.

Cash flow from operating activities was $38.7 million, up from $24.1 million in the prior quarter and down from $59.3 million in the same quarter last year.

As of June 30, 2021, cash, cash equivalents, bank deposits, restricted bank deposit and marketable securities totaled $509.3 million, net of debt, compared to $515.2 million on March 31, 2021.

Outlook for the Third Quarter 2021

The Company also provides guidance for the third quarter ending September 30, 2021 as follows:

•	Revenues to be within the range of $520 million to $540 million
•	Non-GAAP gross margin expected to be within the range of 32% to 34%
•	Revenues from solar segment to be within the range of $460 million to $480 million
•	Gross margin from solar segment expected to be within the range of 35% to 37%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Monday, August 2, 2021. The call will be available, live, to interested parties by dialing 888-204-4368. For international callers, please dial +1 323-994-2093. The Conference ID number is 1741953.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K/A for the year ended December 31, 2020, filed on February 19, 2021 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 2, 2021.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Revenues	$480,057	$331,851	$885,546	$763,069
Cost of revenues	323,865	228,888	589,280	520,098
Gross profit	156,192	102,963	296,266	242,971
Operating expenses:
Research and development	52,664	38,098	99,641	74,793
Sales and marketing	29,458	20,936	56,369	45,189
General and administrative	19,370	13,964	39,219	30,149
Other operating expenses (income), net	(859)	-	1,350	(4,900)
Total operating expenses	100,633	72,998	196,579	145,231
Operating income	55,559	29,965	99,687	97,740
Financial income (expenses), net	(1,743)	11,565	(7,840)	(5,040)
Income before income taxes	53,816	41,530	91,847	92,700
Income taxes	8,724	4,862	16,679	13,784
Net income	$45,092	$36,668	$75,168	$78,916

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$524,112	$827,146
Short-term bank deposits	13,562	60,096
Restricted bank deposits	2,504	2,611
Marketable securities	145,686	143,687
Trade receivables, net of allowances of $2,826 and $2,886, respectively	343,652	218,706
Inventories, net	321,915	331,696
Prepaid expenses and other current assets	137,480	135,399
Total current assets	1,488,911	1,719,341
LONG-TERM ASSETS:
Marketable securities	457,362	147,434
Deferred tax assets, net	19,962	11,676
Property, plant and equipment, net	340,319	303,408
Operating lease right-of-use assets, net	38,302	41,600
Intangible assets, net	61,855	67,818
Goodwill	135,981	140,479
Other long-term assets	21,633	5,353
Total long-term assets	1,075,414	717,768
Total assets	$2,564,325	$2,437,109
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables, net	$141,174	$162,051
Employees and payroll accruals	58,340	63,738
Current maturities of bank loans and accrued interest	139	16,894
Warranty obligations	64,855	62,614
Deferred revenues and customers advances	16,144	24,648
Accrued expenses and other current liabilities	118,933	106,154
Total current liabilities	399,585	436,099
LONG-TERM LIABILITIES:
Convertible senior notes, net	620,082	573,350
Warranty obligations	167,312	142,380
Deferred revenues	128,109	115,372
Deferred tax liabilities, net	-	8,593
Finance lease liabilities	25,525	26,173
Operating lease liabilities	31,153	35,194
Other long-term liabilities	14,766	14,191
Total long-term liabilities	986,947	915,253
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares as of June 30, 2021 and December 31, 2020; issued and outstanding: 52,263,976 and 51,560,936 shares as of June 30, 2021 and December 31, 2020, respectively	5	5
Additional paid-in capital	625,268	603,891
Accumulated other comprehensive income (loss)	(3,536)	3,857
Retained earnings	556,056	478,004
Total stockholders’ equity	1,177,793	1,085,757
Total liabilities and stockholders’ equity	$2,564,325	$2,437,109

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six months ended June 30,
	2021	2020
Cash flows provided by operating activities:
Net income	$75,168	$78,916
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	14,008	10,646
Amortization of intangible assets	4,871	4,615
Amortization of debt discount and debt issuance costs	1,450	-
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	3,558	373
Stock-based compensation expenses	47,205	26,734
Deferred income taxes, net	(3,931)	(6,424)
Loss from disposal of assets	2,051	-
Exchange rate fluctuations and other items, net	12,983	(452)
Changes in assets and liabilities:
Inventories, net	13,229	(94,230)
Prepaid expenses and other assets	(20,356)	37,066
Trade receivables, net	(128,564)	116,045
Trade payables, net	(20,120)	(1,823)
Employees and payroll accruals	9,734	1,457
Warranty obligations	27,298	20,198
Deferred revenues and customers advances	4,524	(31,834)
Other liabilities	19,660	5,768
Net cash provided by operating activities	62,768	167,055
Cash flows from investing activities:
Investment in available-for-sale marketable securities	(422,470)	(36,815)
Proceeds from sales and maturities of available-for- sale marketable securities	103,763	89,739
Purchase of property, plant and equipment	(65,267)	(53,706)
Withdrawal from bank deposits, net	46,534	25,634
Other investing activities	1,442	2,024
Net cash provided by (used in) investing activities	$(335,998)	$26,876
Cash flows from financing activities:
Repayment of bank loans	$(16,385)	$(15,119)
Proceeds from bank loans	-	15,113
Proceeds from exercise of stock-based awards and payment of withholding taxes	(4,196)	9,114
Other financing activities	(625)	(112)
Net cash provided by (used in) financing activities	(21,206)	8,996
Increase (decrease) in cash and cash equivalents	(294,436)	202,927
Cash and cash equivalents at the beginning of the period	827,146	223,901
Effect of exchange rate differences on cash and cash equivalents	(8,598)	1,544
Cash and cash equivalents at the end of the period	$524,112	$428,372

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Gross profit (GAAP)	156,192	140,074	102,963	296,266	242,971
Revenues from finance component	(99)	(86)	----	(185)	----
Stock-based compensation	4,291	5,790	2,359	10,081	4,632
Cost of product adjustment	----	----	----	----	313
Amortization and depreciation of acquired assets	2,401	2,312	2,325	4,713	4,681
Gross profit (Non-GAAP)	162,785	148,090	107,647	310,875	252,597

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Gross margin (GAAP)	32.5%	34.5%	31.0%	33.5%	31.8%
Revenues from finance component	0.0%	0.0%	----	0.0%	----
Stock-based compensation	0.9%	1.4%	0.7%	1.1%	0.6%
Cost of product adjustment	----	----	----	----	0.0%
Amortization and depreciation of acquired assets	0.5%	0.6%	0.7%	0.5%	0.6%
Gross margin (Non-GAAP)	33.9%	36.5%	32.4%	35.1%	33.1%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operating expenses (GAAP)	100,633	95,946	72,998	196,579	145,231
Stock-based compensation - R&D	(9,805)	(8,798)	(5,847)	(18,603)	(11,225)
Stock-based compensation - S&M	(5,780)	(5,435)	(3,445)	(11,215)	(6,637)
Stock-based compensation - G&A	(4,176)	(3,130)	(2,310)	(7,306)	(4,240)
Amortization and depreciation of acquired assets - R&D	(9)	(12)	(25)	(21)	(51)
Amortization and depreciation of acquired assets - S&M	(236)	(237)	(292)	(473)	(588)
Amortization and depreciation of acquired assets - G&A	(7)	(8)	(9)	(15)	(17)
Assets sale (disposal)	----	62	----	62	----
Other operating income (expenses)	859	(2,209)	----	(1,350)	4,900
Operating expenses (Non-GAAP)	81,479	76,179	61,070	157,658	127,373

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operating income (GAAP)	55,559	44,128	29,965	99,687	97,740
Revenues from finance component	(99)	(86)	----	(185)	----
Cost of product adjustment	----	----	----	----	313
Stock-based compensation	24,052	23,153	13,961	47,205	26,734
Amortization and depreciation of acquired assets	2,653	2,569	2,651	5,222	5,337
Assets (sale) disposal	----	(62)	----	(62)	----
Other operating (income) expenses	(859)	2,209	----	1,350	(4,900)
Operating income (Non-GAAP)	81,306	71,911	46,577	153,217	125,224

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Financial expenses (income), net (GAAP)	1,743	6,097	(11,565)	7,840	5,040
Notes due 2025	(726)	(724)	----	(1,450)	----
Non cash interest	(1,439)	(1,336)	(1,200)	(2,775)	(2,328)
Currency fluctuation related to lease standard	(1,300)	2,289	(892)	989	141
Amortization and depreciation of acquired assets	----	----	----	----	(982)
Financial expenses (income), net (Non-GAAP)	(1,722)	6,326	(13,657)	4,604	1,871

	Reconciliation of GAAP to Non-GAAP Tax on income
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Tax on income (GAAP)	8,724	7,955	4,862	16,679	13,784
Deferred taxes	1,789	2,141	3,236	3,930	6,772
Tax on income (Non-GAAP)	10,513	10,096	8,098	20,609	20,556

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net income (GAAP)	45,092	30,076	36,668	75,168	78,916
Revenues from finance component	(99)	(86)	----	(185)	----
Cost of product adjustment	----	----	----	----	313
Stock-based compensation	24,052	23,153	13,961	47,205	26,734
Amortization and depreciation of acquired assets	2,653	2,569	2,651	5,222	6,319
Assets (sale) disposal	----	(62)	----	(62)	----
Other operating (income) expenses	(859)	2,209	----	1,350	(4,900)
Notes due 2025	726	724	----	1,450	----
Non cash interest	1,439	1,336	1,200	2,775	2,328
Currency fluctuation related to lease standard	1,300	(2,289)	892	(989)	(141)
Deferred taxes	(1,789)	(2,141)	(3,236)	(3,930)	(6,772)
Net income (Non GAAP)	72,515	55,489	52,136	128,004	102,797

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net basic earnings per share (GAAP)	0.87	0.58	0.74	1.45	1.59
Revenues from finance component	(0.01)	0.00	----	(0.01)	----
Cost of product adjustment	----	----	----	----	0.01
Stock-based compensation	0.47	0.45	0.28	0.91	0.54
Amortization and depreciation of acquired assets	0.05	0.05	0.05	0.10	0.13
Assets (sale) disposal	----	0.00	----	----	----
Other operating (income) expenses	(0.02)	0.04	----	0.03	(0.10)
Notes due 2025	0.01	0.01	----	0.03	----
Non cash interest	0.03	0.03	0.02	0.05	0.05
Currency fluctuation related to lease standard	0.03	(0.05)	0.02	(0.02)	0.00
Deferred taxes	(0.04)	(0.04)	(0.06)	(0.07)	(0.14)
Net basic earnings per share (Non-GAAP)	1.39	1.07	1.05	2.47	2.08

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net diluted earnings per share (GAAP)	0.82	0.55	0.70	1.36	1.51
Revenues from finance component	(0.01)	0.00	----	0.00	----
Cost of product adjustment	----	----	----	----	0.00
Stock-based compensation	0.42	0.40	0.24	0.81	0.47
Amortization and depreciation of acquired assets	0.04	0.04	0.05	0.09	0.11
Assets (sale) disposal	----	0.00	----	----	----
Other operating (income) expenses	(0.01)	0.04	----	0.03	(0.09)
Notes due 2025	0.00	0.00	----	0.00	----
Non cash interest	0.03	0.03	0.02	0.05	0.05
Currency fluctuation related to lease standard	0.02	(0.04)	0.02	(0.01)	0.00
Deferred taxes	(0.03)	(0.04)	(0.06)	(0.07)	(0.13)
Net diluted earnings per share (Non-GAAP)	1.28	0.98	0.97	2.26	1.92

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Six months ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Number of shares used in computing net diluted earnings per share (GAAP)	52,076,208	55,997,136	52,536,437	51,903,123	52,357,838
Stock-based compensation	2,357,845	766,187	1,154,279	2,558,676	1,277,006
Notes due 2025	2,276,818	----	----	2,276,818	----
Number of shares used in computing net diluted earnings per share (Non-GAAP)	56,710,871	56,763,323	53,690,716	56,738,617	53,634,844